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                                                                    EXHIBIT 10.6


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement dated as of July 28, 1999 (this "Agreement") is made by and among Cytation.com Incorporated, Inc., a New York corporation (the "Corporation"), and USA Group Noel-Levitz, Inc., an Indiana Corporation (AUSAGNL").

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of June 18, 1999 ("Merger Agreement") by and among the Corporation, CollegeLink.com Incorporated, a Delaware corporation and subsidiary of the Corporation ("Merger Sub"), ECI, Inc., a Massachusetts Corporation ("ECI") and certain other parties thereto, the parties thereto have agreed, subject to the terms and conditions set forth therein, to merge ECI with and into Merger Sub (the "Merger") and thereby to convert all shares of ECI common stock then outstanding into (i) shares of Common Stock, $.001 par value per share, of the Corporation ("Common Stock") and (ii) shares of Series B Preferred Stock, $.01 par value per share, of the Corporation ("Series B Stock");

         WHEREAS, pursuant to a letter agreement (the "Letter Agreement") between the Corporation, ECI and USAGNL dated July 28, 1999 the Corporation has agreed to issue to USAGNL shares of Common Stock and Series B Stock in settlement of certain claims by USAGNL against ECI; and

         WHEREAS, USAGNL desires to have liquidity with respect to the shares of Common Stock it receives through the Letter Agreement or through conversion of Series B Stock;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) The term "Act" means the Securities Act of 1933, as amended;

                  (b) The term "1934 Act" means the Securities Exchange Act of 1934, as amended;

                  (c) "Commission" or "SEC" means the United States Securities and Exchange Commission, or any governmental agency succeeding to its functions;

                  (d) The term "Holder" means USAGNL so long as it holds Registrable Securities and any other person or entity holding Registrable Securities to whom the registration rights granted in this Agreement have been transferred pursuant to Section 10 hereof;
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                  (e)      The terms "register," "registered," and
                           "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

                  (f) The term "Registrable Securities" means the shares of Common Stock issued to USAGNL pursuant to the Letter Agreement and the shares of Common Stock issuable upon conversion of the Series B Stock issued to USAGNL pursuant to the Letter Agreement, together with any and all other shares or other securities of the Corporation issued to the Holders as a result of a stock split, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or similar event.

         2. Piggy-back Registration.

                  (a) Subject to Section 6 of this Agreement, if at any time the Corporation proposes to register any of its Common Stock under the Act in connection with the public offering of such securities for its own account or for the accounts of other shareholders, solely for cash on a form that would also permit the registration of the Registrable Securities, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within ten (10) days after USAGNL's receipt of any such notice from the Corporation, the Corporation shall use its best efforts to cause to be registered under the Act all of the Registrable Securities that such Holder has requested be registered. The foregoing notwithstanding, the Corporation may, in its discretion, withdraw any registration statement referred to in this Section 2 prior to the effectiveness thereof.

                  (b) In connection with any registration of any Registrable Securities pursuant to this Section 2, the Corporation may, at its option, exercised in writing prior to the filing of the registration statement, require that such Registrable Securities be sold in accordance with the plan of distribution of the securities being registered on behalf of the Corporation or on behalf of any of its securityholders, provided that any such requirement shall also be imposed on all other securityholders whose securities are to be included in any such registration statement.

         3. Obligations of the Corporation. Whenever required under this Agreement to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities promptly after receipt by the Corporation of the Holder's request contemplated by Section 2(a) hereof, and use its best efforts to cause such registration statement to become effective and to keep the registration statement effective pursuant to Rule 415 and current at all times for up to six (6) months but in any case no later than the date on


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which all Registrable Securities have been sold by the Holder under circumstances in which the buyers may resell the Registrable Securities without registration under the Securities Act; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one year provided that the rights of each Holder under
Section 2 of this Agreement shall remain in full force and effect regardless of the lapsing of the effectiveness of such registration.

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business, to subject itself to general taxation, to file a general consent to service of process, or to provide any undertakings that cause more than nominal expense or burden to the Corporation in any such states or jurisdictions.

                  (e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities.

                  (f) Otherwise comply in all material respects with all applicable rules and regulations of the Commission.

                  (g) Use its best efforts to list the Registrable Securities on each securities exchange on which securities of the same class are then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange.

                  (h) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.


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                  (i) On the effective day of such registration statement or, in the case of an underwritten offering, on the date of delivery of the Registrable Securities sold pursuant thereto, cause to be delivered to the selling Holders, opinions of counsel for the Corporation, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to counsel for the selling Holders, covering the matters customarily covered in opinions given to selling stockholders in primary underwritten public offerings. In the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto, the Corporation shall cause to be delivered to the selling Holders letters from the Corporation's independent public accountants with respect to the Corporation within the meaning of the Act and the applicable published rules and regulations of the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent public accountants delivered in connection with underwritten public offerings.

                  (j) Upon three days prior written notice and at reasonable times during normal business hours and without undue interruption of the Corporation's business or operations (or on such shorter notice and at such other times as may be appropriate under the circumstances), make available for inspection by the selling Holders and by any attorney, accountant or other agent retained by the selling Holders all pertinent financial and other records and pertinent corporate documents and properties of the Corporation, and cause all of the Corporation's officers, directors and employees to supply all information reasonably requested by the selling Holders or any such attorney, accountant or agent in connection with such registration statement.

                  (k) Permit any selling Holder, who, in the sole and exclusive judgment, exercised in good faith, of the Corporation, might be deemed to be a controlling person of the Corporation (within the meaning of the Act or the 1934
Act), to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to the Corporation in writing, which in the judgment of such controlling Holder should be included and which is reasonably acceptable to the Corporation.

                  (l) Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time.

                  (m) Make such representations and warranties to the selling Holders as are customarily made by issuers to selling stockholders in underwritten public offerings.

                  (n) Notify each Holder and confirm such advice in writing, (i) when the Corporation's registration statement as to which any Holder has exercised its rights hereunder has become effective, (ii) when any post-effective amendment to any such registration statement has become effective, (iii) of any request by the Commission or any state securities regulatory authority for any amendment or supplement to such registration statement or any


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prospectus relating thereto or for any additional information, (iv) if at any time the SEC or any state securities regulatory authority should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of any such registration statement, (v) of any order or communication of any government agency or authority addressed to the Corporation suspending or threatening to suspend the qualification of any of the Registrable Securities for sale in any jurisdiction, and (vi) at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading. At the request of USAGNL, the Corporation shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to USAGNL, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

         4. Conditions to Registration. The Holders' right to have Registrable Securities included in any registration statement filed by the Corporation in accordance with the provisions of this Agreement shall be subject to the following conditions:

                  (a) The Holder shall be required to furnish the Corporation in a timely manner with all information required by the applicable rules and regulations of the Commission concerning such Holder (including, without limitation, a Selling Stockholder Questionnaire in such form as the Corporation shall reasonably request), the proposed method of sale or other disposition of the Registrable Securities if different from that contemplated by Section 2(b) above, and such other information as may be reasonably required by the Corporation properly to prepare and file such registration statement in accordance with applicable provisions of the Act;

                  (b) If such Holder desires to sell and distribute Registrable Securities over a period of time, or from time to time, at then prevailing market prices, then such Holder shall execute and deliver to the Corporation such written undertakings as the Corporation and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Act and the 1934 Act including, without limitation, providing the Corporation with 48 hours prior written notice of each such sale and providing the Corporation with assurances, reasonably satisfactory to the Corporation, that such Holder will meet the prospectus delivery requirements under the Act, if applicable;

                  (c) The offering price for any Registrable Securities to be registered pursuant to the provisions of this Agreement shall be no less than for any shares of Common Stock then to be registered for sale for the account of the Corporation or other security holders of the Corporation, unless such Registrable Securities or shares of Common Stock are to be offered from time to time based on the prevailing market price;

                  (d) In the event that the Corporation shall notify the Holder that there is material undisclosed information concerning the Corporation and that the prospectus contained


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in any registration statement for the Registrable Securities does not comply with the requirements of the Act, the Holder shall refrain from selling any of its Registrable Securities until such time as the Corporation shall have notified the Holder that it may proceed with a sale; and

                  (e) Promptly, but in any event within 72 hours, after each selling Holder shall have sold all its Registrable Securities, such Holder shall so notify the Corporation so that the Corporation may comply with its obligation to terminate the Registration Statement in accordance with Item 512 of Regulation SK or Regulation SB, as the case may be.

         5. Expenses. In the case of any registration under this Agreement, the Corporation shall bear all costs and expenses of each such registration, including, but not limited to, registration, qualification, printing, legal and accounting expenses, Securities and Exchange Commission and National Association of Securities Dealers, Inc. filing fees and expenses, and "blue sky" fees and expenses; provided, however, that the Corporation shall have no obligation to pay or otherwise bear (i) any portion of the underwriters' commissions or discounts attributable to the Registrable Shares or the fees and expenses of any special or interim audit or review required in connection with such registration, (ii) the cost and expenses of procuring underwriters' insurance in connection with the sale of Registrable Shares by Holders, or (iii) any portion of the fees or disbursements of counsel for the selling Holders in connection with the registration of their Registrable Shares.

         6. Underwriting Requirements. (a) In connection with any offering involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it. If the total amount of securities that all Holders request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Corporation shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters reasonably believe will not jeopardize the success of the offering. In such event, the shares to be included in such offering shall be allocated and prioritized as follows: (i) first to the securities initially proposed to be sold by the Corporation, (ii) second, to the Registrable Securities which the Holders propose to sell together with any securities proposed to be sold by any other persons ("Other Holders") who have been granted registration rights similar to those contemplated by this Agreement in connection with the Merger, which shall be apportioned pro rata among the selling Holders and such Other Holders according to the total amount of securities to be included in such offering by said selling Holders and such Other Holders, or in such other proportions as shall be mutually agreed by said selling Holders and such Other Holders, and (iii) third, to any other shares which the Corporation permits to be included for its own account or for the account of others; provided that any shares or other securities sold in any "green-shoe" or other over-allotment option shall be allocated first to the class set forth in clause (ii) above.


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         (b) The Corporation shall have the right to designate the managing underwriter or underwriters in connection with registrations under this Agreement.

         7. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement other than injunctive relief to prevent the willful breach by the Corporation of its obligations under this Agreement or other bad faith conduct by the Corporation.

         8. Indemnification and Contribution. In the event any Registrable Securities are included in a registration statement under this Agreement:

         (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each director, officer or other person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any violation by the Corporation of any rule or regulation promulgated under the Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation, nor shall the Corporation be liable in any such case with respect to any such Holder or underwriter for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 10.

         (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the


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Corporation within the meaning of the Act, and any underwriter for the
Corporation (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder and provided further that no Holder shall have any liability under this Section 8(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

         No Holder shall, except with the approval of each party being indemnified under this Section 8(b), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability with respect to such claim or litigation.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon the written advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 or otherwise for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed


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separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel) representing each indemnified party who or which is a party to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The failure to notify an indemnifying party promptly of the commencement of any such action, to the extent prejudicial to his ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 8 to such extent, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this
Section 8.

         (d) In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 8; then, and in each such case, the Corporation and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Corporation is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder of Registrable Securities will be required to contribute any amount in excess of the proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 4(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         9. Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:


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         (a) make and keep public information available, within the meaning of
Rule 144, at all times after the effective date of (i) the first registration statement covering an underwritten public offering filed by the Corporation or
(ii) registration by the Corporation under the 1934 Act;

         (b) following a public offering or a registration under the 1934 Act, file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the 1934 Act; and

         (c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents filed by the Corporation with the SEC as may be reasonably requested in availing any such Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

         10. Transfer of Registration Rights. The rights of any Holder (and of any permitted transferee of any Holder or such Holder's permitted transferees) under this Agreement with respect to any Registrable Securities may be transferred to any transferee who acquires (otherwise than in a registered public offering) such Registrable Securities; provided, however, that (i) the Corporation is given written notice by the Holder promptly after such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned; and
(ii) at or before the time the Corporation receives such written notice the transferee or assignee agrees to be bound by all of the provisions contained herein.

         11. "Market Stand-Off" Agreement. The Holder agrees, if requested by the Corporation and an underwriter of Common Stock (or other securities) of the Corporation, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Corporation held by such Holder during any reasonable period requested by the Corporation and such underwriter not to exceed six (6) months following the effective date of a registration statement of the Corporation filed under the Act, other than pursuant to Rule 144 or Rule 144A under the Act; provided, however, that all Holders of Registrable Securities are required to enter into similar agreements and all executive officers and directors of the Corporation and all persons including shares in such offering actually enter into similar agreements. The Corporation may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

         12. Termination of Registration Obligations. The obligations of the Corporation to the Holder with respect to its rights of registration provided for in this Agreement shall continue until such time as independent counsel for the Corporation is of the opinion and has so advised the Corporation and such Holder that such Holder may sell Registrable Securities


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pursuant to Rule 144 promulgated under the Act, provided that if independent counsel for any Holder in good faith and in a timely manner disputes the opinions reached by such counsel for the Corporation, the termination contemplated by this Section 12 shall not occur until such dispute has been resolved.

         13. Miscellaneous. (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

         (b) Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and each Holder. Any amendment or waiver effected in accordance with this Section 13 shall be binding upon each Holder and the Corporation.

         (c) A person or entity is deemed to be a Holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Corporation receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Corporation shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         (d) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Corporation, to Cytation.com Incorporated, 809 Aquidneck Avenue, Middletown RI 02842 and (ii) if to USAGNL, at the address set forth under its name in the Letter Agreement, or at such other address as each such party furnishes by notice given in accordance with this Section 13(d), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four days after deposit with the United States Postal Service.

         (e) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (f) This Agreement shall be enforced, governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.


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         (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.


         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement under seal as of the day and year first above written.


                                       CYTATION.COM INCORPORATED


                                       By:  /s/ Edward F. Hayes
                                            ----------------------------------
                                            Edward F. Hayes
                                            Chief Financial Officer


                                       USA GROUP NOEL-LEVITZ, INC.


                                       By:  /s/ J. David Maas
                                            ----------------------------------
                                          Printed Name: J. David Maas
                                          Title: Treasurer


                                      -12-